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Exhibit 10.12

                          CONTINAN COMMUNICATIONS, INC.
                       PARTIAL LIQUIDATING TRUST AGREEMENT

THIS PARTIAL LIQUIDATING TRUST, made this 31st day of March, 2008, by and between:

         CONTINAN COMMUNICATIONS, INC. a Nevada corporation having its principal office located at 4640 Admiralty Way, #500, Marina del Rey, California 90292 (hereinafter referred to as CONTINAN);

                                       AND

         MBDL LLC, a Florida limited liability company with principal offices located at 20869 Pinar Trail, Boca Raton, Fl 33433 (hereinafter referred to as "Trustee");

WITNESSETH THAT:

         WHEREAS, the Board of Directors of CONTINAN approved a financial restructuring plan for the Company whereby the business and assets of CONTINAN's wholly-owned subsidiary, VocalEnvision, Inc. ("VocalEnvision"), would be sold to Tourizoom, Inc., a corporation specifically formed by certain prior shareholders of VocalEnvision, who desire continuity and the maintenance of their interest in such business and assets;

         WHEREAS, in approving such restructuring plan the Board noted (a) the dire lack of working capital of VocalEnvision and the inability of CONTINAN to provide further investment capital, (b) the lack of revenues from any exploitation of the business plan of VocalEnvision and the concern that such condition would be on-going and force CONTINAN itself into bankruptcy or reorganization, and (c) the valuation by the Board of the assets as being minimal, if any, and unlikely to be purchased by anyone other than the original shareholders of VocalEnvision;

         WHEREAS, in order to provide protection for the creditors of VocalEnvision, Inc. and the VocalEnvision-related creditors of CONTINAN, as well as to the minority shareholders of CONTINAN, the Board of Directors of CONTINAN desires to establish a trust whereby the funds receivable from Tourizoom Asset Purchase Agreement will be collected, distributed pro rata to the creditors until the creditors are paid in full, and thereafter distributed pro rata to the minority shareholders of CONTINAN;

         WHEREAS, to accomplish the foregoing purposes, CONTINAN is establishing this Partial Liquidating Trust and CONTINAN shall contribute to such Partial Liquidating Trust (a) all of the issued and outstanding shares of capital stock of VocalEnvision and (b) the Asset Purchase Agreement;

         WHEREAS, the minority shareholders of CONTINAN presumably purchased shares of the Company based upon the business plan of VocalEnvision and, accordingly, should share in the proceeds from the Asset Purchase Agreement after the payment of the creditors of VocalEnvision and, accordingly, such shareholders shall be beneficiaries of the trust; and


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         WHEREAS, the parties desire to enter into a written agreement, setting forth the terms and conditions for management of the trust estate for the purposes of accomplishing a liquidation, as set forth below;

         NOW THEREFORE, intending to be legally bound, and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiencies of which are hereby acknowledged, the parties hereby agree as follows:

                        ARTICLE ONE. NAME AND DEFINITIONS

         1.01 Name. The name of the partial liquidating trust created hereby shall be "Continan Communications, Inc. Partial Liquidating Trust". As far as practicable and except as otherwise provided herein, the Trustee shall conduct the activities of the Trust, execute all documents and sue or be sued in the name of the Trust or in its own name as Trustee of the Trust.

         1.02 Definitions. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings indicated:

                  1. "Creditor" shall mean a creditor of VocalEnvision on the date of Closing as listed on Schedule A attached hereto and made a part hereof.

                  2. "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

                  3. "Stockholder" shall mean the holders of record of the shares of the Common Stock of CONTINAN on the date of Closing other than the stockholders listed on Schedule B attached hereto and made a part hereof.

                  4. "Trust" shall mean the trust created by this Trust
Agreement.

                  5. "Trust Agreement" shall mean this Agreement, as originally executed, or as amended from time to time in the manner provided in Article Eight.

                  6. "Trustee" shall mean the trustee who is originally named as the Trustee (i.e., MBDL LLC) and any successor trustee.

                  7. "Trust Estate" shall mean the receivable and cash as received from Tourizoom, Inc. together with all property rights and agreements, and other rights, benefits, or privileges, appertaining or appurtenant thereto and all rents, royalties, income, proceeds, borrowings, and other receipts of any nature of, or from, such assets, properties, claims and rights derived from the sale of the assets of VocalEnvision, Inc..


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                  8. "Holders" shall mean the holders of record of beneficial interests in the Trust consisting of (i) the Creditors of VocalEnvision and (ii) the minority stockholders of Continan Communications, Inc..

                  9. "Units" shall mean the units of beneficial interest in the Trust as set forth in Article Six.

                        ARTICLE TWO. NATURE OF THE TRUST

         2.01 Nature of the Trust. The Trust exists solely for the purpose of liquidating the Trust Estate and distributing the proceeds of liquidation to the Holders. In connection with such purposes, it is intended that the Trust may serve as a temporary vehicle for the maintenance and operation of the Trust Estate, with a view to its liquidation and not the conduct of a continuing business. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Trustee, or Holders, or any of them, for any purpose be, or be deemed to be, or be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Holders to the Trustee shall be solely that of beneficiaries of the Trust, and their rights shall be limited to those conferred upon them by this Trust Agreement. In no event shall any part of the Trust Estate revert or be distributed to CONTINAN or to any stockholder of CONTINAN, as such, other than Holders entitled thereto under the terms of this Trust Agreement. Unclaimed portions of the Trust Estate shall be subject to disposition in accordance with applicable law of the State of California. The Trustee shall take only such action as it may deem necessary or advisable to preserve the Trust Estate pending distribution, sale or other disposition, and in no event shall the Trustee otherwise have power or authority to enter into any business with respect to the Trust Estate. However, nothing herein shall be deemed to abridge the powers of the Trustee as set forth in Article Four hereof, all of which powers (without limitations) are considered necessary to the ability of the Trustee to carry out the purpose of the Trust.

                       ARTICLE THREE. TRANSFER TO TRUSTEES

         3.01 Conveyance. On the date hereof, CONTINAN has conveyed and transferred to the Trustee, and the Trustee has accepted, to be held for the benefit of the Holders: (i) all of the beneficial right and interest of CONTINAN in all of the issued and outstanding shares of the Common Stock of VocalEnvision, and (ii) the Asset Purchase Agreement by and between VocalEnvision and Tourizoom and all of the other assets, properties, claims and rights of CONTINAN and/or VocalEnvision. The foregoing conveyance is subject, however, to all of the liabilities, debts, and obligations, whether absolute or contingent, known or unknown, incurred by, or with respect to the assets or operations of, VocalEnvision, including those incurred by VocalEnvision in the name of CONTINAN. The Trustee will hold the aforesaid assets and properties, together with all rights, benefits, convenants and agreements appertaining or pertinent thereto upon and subject to the terms and provisions of the Trust Agreement.


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         3.02 Unknown Property and Liabilities. The Trustee shall be responsible for only the property delivered to it or registered in its name and shall have no duty to make, nor incur any liability for failing to make, any search for unknown property. The Trustee shall be responsible for only those liabilities of which it is informed, and shall have no duty to make, nor incur any liability for failing to make, any search for unknown liabilities. Trustee has been informed that there are no liabilities.

                  3.03 Further Assurances. CONTINAN shall, upon reasonable request of the Trustee, execute, acknowledge and deliver such further instruments, deeds, documents, assignments and assurances of law, and do such further acts as may be reasonably necessary, proper, or desirable, to effectively carry out the purposes of this Trust Agreement, to transfer any property intended to be conveyed hereunder, and to vest in the Trustee or its successor or successors, the property, instruments, or funds in trust hereunder. If the Trustee shall at any time deem that any further instruments, deeds documents, assignments or assurances of law or any other acts are necessary, proper or desirable to vest, perfect or confirm of record or otherwise the title to any property or to enforce any claims of CONTINAN, to transfer any property intended to be conveyed hereunder and to effectively carry out the purposes of this Trust Agreement, the Trustee at that time is hereby specifically authorized as attorney-in-fact for CONTINAN (this appointment being irrevocable and one coupled with an interest) to execute and deliver any and all such proper deeds, assignments and assurances of law and to do all such other acts and on behalf of CONTINAN or otherwise, as such Trustee shall deem necessary, proper, or appropriate.

         3.04 Transferee Liability. In the event that any liability is asserted against the Trustee as recipient of the property transferred to the Trustee hereunder, on account of any claimed liability of or through CONTINAN, the Trustee may use such part of the Trust Estate as may be reasonable for contesting any such liability and in payment thereof, including reasonable attorneys' fees incurred in connection therewith.

         3.5 Limitation of Liability. No personal liability will attach to the Trustee or the Holders with respect to any obligations of CONTINAN arising under this Trust Agreement or from the performance of the activities contemplated hereby, including, without limitation, acceptance of the transferred assets and assumption of the liabilities existing with respect to such assets. Such obligations shall be satisfied only out of the Trust Estate.

                      ARTICLE FOUR. POWERS OF THE TRUSTEES

         4.01 Power and Authority of Trustees. The Trustee, subject only to the specific limitations contained in this Trust Agreement, shall have, without further or other authorization and free from any power or control on the part of the Holders, full, absolute and exclusive power, control and authority over the


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Trust Estate and over the affairs of the Trust to the extent as if the Trustee was the sole owner thereof in its own right, and to do all such acts and things as in its sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Trust. Any determination made in good faith by the Trustee of the purposes of the Trust or the existence of any power or authority thereunder shall be conclusive. In construing the provisions of this Trust Agreement, presumption shall be in favor of the grant of powers and authority to the Trustee. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power conferred herein upon the Trustee. The Trustee shall not at any time on behalf of the Trust, the Trust Estate, or the Holders enter into or engage in any business.

         4.02 Specific Powers and Authorities. Subject only to the express limitations contained in this Trust Agreement and in addition to any powers and authorities conferred by this Trust Agreement or which the Trustee may have by virtue of any present or future statute or rule of law, the Trustee without any action or consent by the Holders may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by it in its sole judgment and discretion and in such manner and upon such terms and conditions as it may from time to time deem proper for the sole purpose of liquidating the Trust Estate and distribution of the proceeds of liquidation to the Holders, and not for the operation of a business:

                  (1) To collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights in the Trust Estate, and to pay, discharge and satisfy all liabilities, expenses, obligations and claims existing with respect to the Trust Estate, the Trust or the Trustee.

                  (2) To do or perform any acts or things reasonable or appropriate for the continued operation and the conservation, protection and orderly administration of the Trust Estate.

                  (3) To provide for the registration of the Units under the Federal Securities laws and such registration or qualification under State Securities or Blue Sky laws as it deems advisable, if required by law.

                  (4) To create reserve funds for any purpose, including, without limitation, reserves to protect against contingent or unknown liabilities which might exist with respect to the Trust Estate, the Trust, the Trustee or the prior operations or activities of CONTINAN and/or VocalEnvision.

                  (5) To incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustee, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust, including, without limitation, taxes and other governmental levies, charges and assessments of whatever kind or nature, imposed upon or against the Trustee in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof.


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                  (6) To invest and re-invest funds of the Trust in demand and time deposits in banks or savings institutions, short-term certificates of deposit, or U.S. Treasury Bills subject to the requirements that the maturity date of such investments shall be such as to permit the Trustee to pay all debts as they become due and payable and to pay the Holders at least annually all sums in excess of reserves for claims and contingent liabilities.

                  (7) To appoint, engage and employ any persons as agents, representatives, employees or independent contractors to act as investment advisors, attorneys, or accountants for or to the Trust and the Trust Estate and to pay compensation from the Trust Estate for such services.

                  (8) To collect, sue for, and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreements therefore, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof.

                  (9) To purchase and pay for, out of the Trust Estate, insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust, the Trustee, the Holders or the agents and employees of the Trust, or any or all of them, against any and all claims and liabilities of every nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustee, Holders or agents or employees.

                  (10) To file any and all documents and take any and all such other action as the Trustee, in its sole judgment, may deem necessary in order that the Trust may lawfully carry out its purposes in any jurisdiction.

                  (11) To prepare and file, or assist in the preparation and filing of, Federal and State tax returns and reports required to be filed on behalf of the Trust, the Trustee or the Holders.

                  (12) To do or take any action necessary, and to execute and deliver any documents necessary, to enforce the rights resulting from the Agreement for the sale of the CONTINAN assets to Global Resource Corporation, including without limitation, any actions pertaining to collection of the monies, the collection of any insurance funds, foreclosure of any lien or mortgage, and reacquisition of the assets, in the event of default by the buyer and, in the event of any reacquisition, to own, operate and manage the property until it can be sold.


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                  (13) To do all other such acts and things as are incidental to the foregoing, and to exercise all powers which are necessary or useful to promote and attain any of the purposes for which the Trust is formed, and to carry out the provisions of this Trust Agreement.

                  The enumeration of powers in this Article Four shall not be considered as a limitation upon the power of the Trustee to act in furtherance of the purposes of the Trust and in such manner as it, in its sole discretion, deems necessary or advisable to conserve, protect and administer the Trust Estate.

                             ARTICLE FIVE. TRUSTEES

         5.01 Term of Trustee. Unless sooner terminated by distribution of all assets comprising the Trust Estate, the term of the Trustee signing this agreement shall end on December 31, 2018. Except during periods of the existence of a vacancy, there shall at all times be at least one (1) Trustee.

         5.02 Compensation and Other Remuneration. Except as specifically agreed in a Schedule attached to this Liquidating Trust and made a part hereof, a Trustee shall serve without compensation for its services as Trustee. However, any Trustee shall be entitled to receive, directly or indirectly, remuneration for services rendered to the Trust in any other capacity, including, without limitation, services as an agent or employee of the Trust, legal, accounting, or other professional services, or services as a transfer agent, underwriter, or otherwise. The Trustee shall be reimbursed for its reasonable expenses incurred in connection with its service as Trustee.

         5.03 Resignation, Removal and Death of Trustees. A trustee may resign at any time by giving written notice to either the remaining Trustee at the principal office of the Trust or, if there is no other Trustee in office, Fox Law Offices, P.A., 131 Court Street, #11, Exeter, New Hampshire 03833. Such resignation shall take effect on the date such notice is given or at any later time specified in the notice without need for prior accounting. Upon the resignation or removal of any Trustee, or its otherwise ceasing to be a Trustee, it shall execute and deliver such documents as the remaining Trustee, if any, or Fox Law Offices, P.A. if there is no remaining trustee, shall require for the conveyance of any Trust property held in its name, shall account to the remaining Trustee or Trustees as it/they require for all property which it holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any human Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee as the case may be. Notwithstanding failure of any human Trustee or his legal representative to execute and deliver documents and to render an accounting as aforesaid, said Trustee shall cease to hold legal title to the Trust Estate as of the time of his resignation, removal, incapacity, death or his otherwise ceasing to be Trustee.


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         5.04 Vacancies. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees may exercise the power of the Trustee hereunder. Vacancies shall be filled by the remaining Trustee(s) within ninety (90) days of the creation of the vacancy. If at any time there shall be no Trustee in office, successor Trustee shall be elected by the Holders at a meeting held in accordance with the provisions of Section
10.01. Pending the holding of such a meeting, Fox Law Offices, P.A. shall be deemed to be appointed to act as the Interim Trustee hereunder, with the full powers of the Trustee as herein provided.

         5.05 Successor and Additional Trustees. The right, title and interest of the Trustee in and to the Trust Estate shall also vest in a successor and additional Trustee upon its qualification, and it shall thereupon have all the right and obligations of Trustee hereunder. Such right, title and interest shall vest in the Trustee whether or not conveying documents have been executed and delivered pursuant to Section 5.03 or otherwise.

         5.06 Actions by Trustees. A quorum for all meetings of the Trustees shall be a majority of the Trustees then in office. Unless specifically provided otherwise in this Trust Agreement, any action of the Trustees may be taken at a meeting if a quorum is present by vote of a majority of Trustee at the meeting. Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized Persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees. The Trustees may adopt such additional rules and procedures as they deem appropriate to govern their conduct and to further the orderly administration of the Trust.

                       ARTICLE SIX. THE UNITS AND HOLDERS

         6.01 Units. The interests of the beneficiaries in the Trust Estate shall be expressed in Units. The Units shall be all of one class. The Units shall be non-transferrable, and title thereto shall only be transferrable by the laws of descent and distribution. All Units shall have equal voting, distribution, liquidation and other rights. The Units shall not entitle any Unit Holder to preference, preemptive, appraisal, conversion, or exchange rights of any kind. No certificates evidencing the Units will be issued.

         6.02 Legal Ownership of Trust Estate. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustee, and the Unit Holders shall have no interest therein other than the beneficial interest in the Trust conferred by their Units created hereunder and they shall have no right to compel any partition, division, or distribution of the Trust or any of the Trust Estate.

         6.03 Units Deemed Personal Property. The Units shall be personal property and shall confer upon the Holders thereof only the interest and rights specifically set forth in this Trust Agreement. The death, insolvency or incapacity of a Holder shall not dissolve or terminate the Trust or affect its continuity or give his legal representative any rights whatsoever, whether against or in respect of other Holders, the Trustee or the Trust Estate or otherwise.


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         6.04 Unit Records: Issuance and Transferability of Units. Records shall be kept by or on behalf of and under the direction of the Trustee which shall contain the names and addresses of the Holders, the number of Units held by them respectively, and in which there shall be recorded all transfers of Units. The Persons in whose names Units are registered on the records of the Trust shall be deemed the absolute owners of the Units for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustee or their agents or representatives from inquiring as to the actual ownership of Units. Permitted transfers of Units shall be registered on the records of the Trust only as of the end of the last day of the month in which it receives notice of the transfer. Until a transfer is duly registered as to the Trust, the Trustee shall not be affected by any notice of such transfer either actual or constructive.
The payment thereof to the Person in whose name any Units are registered on the records of the Trust or to the duly authorized agent of such Person (or if such Units are registered in the name of more than one Person, to any one of such Persons or to the duly authorized agent of such Person) shall be a sufficient discharge for all distributions payable or deliverable in support of such Units and from all liability to see to the application thereof. The Trustee may prescribe further rules and regulations, not inconsistent herewith, as it may deem necessary or advisable concerning the transfer of Units.

         6.05 Agents. The Trustee shall have power to employ one or more bookkeeping and disbursing agents and other agents and to authorize them on behalf of the Trust to keep records, to hold and make distributions, and to have and perform in respect to creation and any permitted transfers of Units and all distributions and reports and communications to Holders, such powers and duties customarily had and performed by disbursing agents, transfer agents and registrars as may be conferred upon them by the Trustee.

         6.06 Distributions to Unit Holders. The Trustee shall make all distributions to the Creditors PRO RATA until all Creditors have been paid in full. The Trustee shall have the power and authority to reach settlements with the Creditors as to the amounts which they are entitled to receive and payment of any such settlements shall be deemed payment "in full" to such Creditors. After the Creditors have been paid in full, the Trustee shall make all distributions to the minority shareholders of Continan pro rate based upon the number of shares held by each compared to the total shares held by the minority shareholders. With respect to both distributions, the Trustee shall have discretion to determine the amount of cash, or other property, if any, to be distributed to the Holders of the Units and the time at which any such distribution shall be made. However, this discretionary authority has been provided solely in order to permit the Trustee to delay distribution of those funds which are in excess of the immediate payment requirements of existing claims so as to create a reserve for contingent liabilities as otherwise provided above. It is not intended that the Trustee shall exercise its discretion to withhold distributions after payment of the claims and liabilities. Rather, it is intended that the Trustee shall distribute all funds


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or other property thereafter as quickly as possible after making provisions for current expenses of the Trust. The Trustee shall have a lien on all trust property to the extent of and until any fees and expenses incurred by Trustee, including but not limited to attorneys fees and court costs are reimbursed or paid for with Trust funds. Trustee is authorized by the Holders to sell Trust Property to obtain funds necessary for such reimbursement or payment of trust expenses.

                     ARTICLE SEVEN. LIABILITY OF TRUSTEE AND
                         UNIT HOLDERS AND OTHER MATTERS

     7.01 Exculpation of Trustees. No Trustee of the Trust shall be liable to the Trust or to any Trustee for any act or omission of any other Trustee, Holder, or agent of the Trust, or be held to any personal liability whatsoever in tort, contract or otherwise in connection with the affairs of the Trust except only that arising from his/her/its own willful misfeasance, gross negligence or reckless disregard of duty. In addition to, and not in limitation of, the foregoing, no successor Trustee shall be in any way liable for the acts or omissions of any Trustee or agent of the Trust occurring prior to the date on which he/she/it became a Trustee.

         7.02 Limitation of Liability of Unit Holders, Trustees and Officers. The Trustee, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust is, and shall be deemed to be, acting as Trustee of the Trust and not in its own individual capacity. Except to the extent provided in Section 7.01, no Trustee shall, nor shall any Holder, be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust, arising out of any action taken or omitted for or on behalf of the Trust, and the Trust shall be solely liable therefore, and resort shall be had solely to the Trust Estate for the payment or performance thereof. Each Holder shall be entitled to pro-rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Holder shall be held to have any such personal liability.

     7.03 Express Exculpatory Clause in Instruments. As far as practicable, the Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Trust Agreement to provide that neither the Holders nor the Trustee thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Unit Holders or any Trustee liable nor shall the Trustee be liable to anyone for such omission.

         7.04 Right of Trustees to Own Units or Other Property and to Engage in Other Business. Any Trustee, employee or agent of the Trust may acquire, own, hold and dispose of Units for his/her/its individual account, and may exercise all rights of a Holder to the same extent and in the same manner as if he were not a Trustee, employee or agent. Any Trustee or agent of the Trust may, in his personal capacity or as an officer or employee of another Person, engage in business activities which may be in competition with the Trust, may have interests in Persons engaged to render services to the Trust, and may receive compensation from such Persons as well as from the Trust.


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         7.05 Persons Dealing With Trustees. Any act of the Trustee purporting to be done in its capacity as such shall, as to any Persons dealing with such Trustee, be conclusively deemed to be within the purpose of this Trust and within the powers of the Trustee. No person dealing with the Trustee or any of them, or with the authorized agents or representatives of the Trust, shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustee or any of them, or of authorized agents or representative of the Trust, for monies or other consideration, shall be binding upon the Trust.

         7.06 Reliance. The Trustee may consult with counsel (which may be a firm in which one or more of the Trustees is or are members), auditors or other experts, and the advice and opinion of such counsel, auditors or other experts shall be full and complete personal protection to all of the Trustees in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice and opinion. In discharging their duties, Trustee may rely upon financial statements of the Trust presented to it to be correct by the person having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustee may rely, and shall be personally protected in acting, upon any instrument or other document of any sort whatsoever believed by it to be genuine.

         7.07     Indemnification of Trustees.

                  (1) Each Trustee shall be indemnified from the Trust Estate against any loss, liability, expense (including attorney's fees and costs), or damage which such Trustee may incur or sustain by reason of the fact that he/she/it is or was a Trustee of the Trust or performing any functions incidental to such services; provided, however, that the foregoing shall not relieve such person of liability for willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his/her/its office.

                  (2) Indemnification under Paragraph 1 above shall be made by the Trust as authorized in the specific case unless a determination has been made that indemnification of the Trustee is improper in the circumstances because he/she/it has not met the applicable standards of conduct. Such determination shall be made (i) if the Trustee by a majority vote of a quorum consisting of Trustees who were not parties to the relevant action, suit, proceeding or claim or (ii) if such a quorum is not obtainable, or, if obtainable and a quorum of disinterested Trustee so directs, by independent legal counsel (who may be counsel to the Trust) in a written opinion.


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                  (3) Expenses incurred in connection with a civil, criminal, administrative, or investigative action, suit, or proceeding, or threat thereof, shall be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized in the manner provided in subsection (2) of this Section 7.07, upon receipt of an undertaking by or on behalf of the Person to repay such amount if it shall ultimately be determined that he/she/it is not entitled to be indemnified by the Trust as authorized in this Section.

                  (4) The indemnification provided by this Section 7.07 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any other agreement, vote of disinterested Trustee, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Trustee and shall inure to the benefit of the heirs, executors, and administrators of such Person.

                  (5) No bond shall be required of any of the Trustee.

                      ARTICLE EIGHT. DURATION OF TRUST AND
                          AMENDMENT OF TRUST AGREEMENT

         8.01 Duration of Trust. The Trust will terminate ten (10) years following the transfer of CONTINAN's assets to the Trust; provided, however, that the term of the Trust may be extended for two (2) additional periods of one
(1) year each if, in the discretion of the Trustee, such additional period or periods are necessary to complete the orderly liquidation of the Trust properties and if, as of the close of the initial period and, if necessary, as of the close of the additional period of extension, the Trustee represents to the Internal Revenue Service that they have made, and are making, good faith attempts to dispose of the Trust properties. The foregoing shall not be deemed to restrict in any way the right of the Trustee to cause actual distribution of any liquidation proceeds to be withheld for periods of time after termination of the Trust as protection against contingent or unknown liabilities of the Trust or Trustee, including contingent or unknown liabilities of the Trustee with respect to the performance of their duties hereunder.

         8.02 Amendment of Trust Agreement. This Trust Agreement may be amended by action concurred in by a majority of the Trustees then in office and without a vote of Holders for the purpose of having the Trust qualify or continue to qualify as a "liquidating trust" or "grantor trust" under the applicable provisions of the Internal Revenue Code of 1986, as amended from time to time. Also, this Trust Agreement may be amended at the direction or with the consent of the Holders of not less than 66.7% in interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or prior amendments thereto, provided, however, that no amendment shall permit the Trustee to engage in any activity prohibited by Article Four.

         8.03 Revocation. The Holders, by a writing signed by Persons holding a 66.7% in interest of the undivided percentage interests of the Trust, and without consent of the Trustee, may revoke this Trust Agreement by written instrument delivered to the Trustee.


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

                              ARTICLE NINE. REPORTS

         9.01 Fiscal Year. The fiscal year of the Trust shall be the calendar year.

         9.02 Preparation and Distribution of Financial Reports. The Trustee shall prepare, or cause to be prepared an annual financial report within one hundred twenty (120) days after the close of each fiscal year, which report shall be distributed to Holders within thirty (30) days after it become available.

         9.03 Content of Financial Reports. The annual report shall reflect the receipts and the disbursements, including an analysis of the disbursements, together with such other information as may be material under the circumstances. Such reports shall be compiled by a certified public accountant, but need not be reviewed or audited unless so directed to be so prepared by the Trustee.

                           ARTICLE TEN. MISCELLANEOUS

         10.01 Meeting of Holders. In the event that there shall be no Trustee in office and a meeting of Holders is required to elect successor Trustee as provided in Section 5.04, the Person designated to act as interim Trustee pending the holding of such a meeting shall provide all Holders written notice (either in person or by first class mail) of a meeting and the purpose of such meeting to be held on a day not less than fifteen (15) nor more than sixty (60) days after the date of such notice at 10 o'clock a.m. at a place within Los Angeles, California, which place may be an office of the interim Trustee.

         10.02 Applicable Law. This Trust Agreement and the rights of all parties and the construction and effort of every provision hereof shall be subject to and construed according to the statutes and laws of the State of California.

         10.03 Index and Headings for Reference Only. The index and headings preceding the text, articles and sections hereof have been inserted for convenience and preference only and shall not be construed to affect the meaning, construction or effect of this Trust Agreement.

         10.04 Successors in Interest. This Trust Agreement shall be binding upon and inure to the benefits of the undersigned Trustee and its successors, assigns, heirs, distributees and legal representatives, and every Unit Holder and his successors, assigns, heirs, distributees and legal representatives.

         10.5 Counterparts. This Trust Agreement may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.


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

         10.6 Provision of the Trust Agreement in Conflict With Law or Regulations. If any provision of this Trust Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Trust Agreement, and this Trust Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

         10.7 Notices. Any notice required or provided for in this Trust Agreement shall be in writing and shall be deemed to have been given when deposited in the United States mails, certified mail return receipt requested or personally delivered to the Person at his address as shown on the records of the Trustee.

         10.8 Court Supervision. The Trust shall not be administered under the direction or jurisdiction of any court, nor shall there by any duty of the Trustee to account to any court with respect to its administration of the Trust or the Trust Estate.

         IN WITNESS WHEREOF, the parties have executed this Liquidating Trust Agreement the day and year first above written.


                                            CONTINAN COMMUNICATIONS, INC.

ATTEST:

                                            By:

 --------------------------                     --------------------------------
Secretary                                       (Pres.)




                                            MBDL LLC.



                                            By:
                                                --------------------------------
                                                (Manager)


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